Exhibit 10.12

                                FINDERS AGREEMENT

      This Finders Agreement (the "Agreement") is made and entered into as of the effective date below among TSET, Inc. (TSET), a Nevada corporation, Richard
F. Tusing, and Daniel R. Dwight (Richard F. Tusing and Daniel R. Dwight are hereinafter collectively referred to as the "Finder").

                                    RECITALS

      TSET is interested in being introduced by Finder to prospective Investors for the purpose of soliciting investments in the company. For such service, TSET is willing to compensate Finder, subject to the covenants, conditions and limitations set forth in this Agreement.

      Finder is willing to provide the services contemplated by and in accordance with the covenants, conditions and limitations of this Agreement.

                                    AGREEMENT

      In consideration of the foregoing recitals, the mutual covenants hereinafter provided, and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound and equitably bound, hereby agree as follows:

            1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the following meanings:

                  1.    TSET shall mean TSET, Inc. and its subsidiaries.

                  2. Act shall mean the Investment Advisers Act of 1940, as amended;

                  3. Applicable Law shall mean and include any law enacted by the Congress of the United States (including, without limitation, the Act), by any legislature of any of the states comprising the United States of America, by any parliament, congress or legislature of any country, province or state outside of the United States of America.

                  4. Authorized Finder Investor shall have the meaning ascribed thereto in paragraph 2 below;

                  5. Authorized Broker shall have the meaning ascribed thereto in paragraph 2 below;

                  6. Finders Fee shall have the meaning ascribed thereto in paragraph 3 below;

                  7.    Person   shall  mean  and  include   any   individual,
partnership, limited liability company, corporation, trust or other entity;

                  8.    Investor   shall  mean   Person  whom  shall  make  an
investment into TSET by any form including debt or equity;

                  9. Regulator shall mean and include the Securities and Exchange Commission, any agency that regulates the purchase and sale of securities within one of the states of the United States of America, and any similar governmental agency of any country, province or state outside of the United States.

            2.    SCOPE AND LIMITATIONS OF ENGAGEMENT.
                  -----------------------------------

                  1. FINDERS AUTHORIZATION TO INTRODUCE TSET TO PROSPECTIVE AUTHORIZED FINDER INVESTORS AND AUTHORIZED BROKERS. TSET hereby appoints Finder, and Finder hereby accepts such appointment, on a non-exclusive basis, to contact and introduce TSET to Persons believed by Finder to be Authorized Finder Investors and Authorized Brokers that may provide debt- and/or equity-based financing to TSET upon terms and conditions agreeable to TSET. Finder shall not contact or otherwise initiate any effort to contact, directly or indirectly, any Person for the purpose of making an introduction on behalf of the TSET without the express prior written consent of the TSET.

                      (1) Following execution of this Agreement, and periodically thereafter, Finder shall inform TSET of Persons believed by Finder to be prospective Authorized Finder Investors and Authorized Brokers to whom Finder desires to introduce to TSET.

                      (2) As to each such prospective Investor Broker, TSET shall have the right, but not the obligation, to authorize Finder to take appropriate steps to introduce such prospective Investor or Broker to the TSET. Each such Person authorized by the TSET to be so contacted by Finder shall be an Authorized Finder Investor or Authorized Broker. No such authorization shall be effective unless in writing signed by the TSET. An Authorized Finder Investor is determined by making a direct investment; while an Authorized Broker shall act as an intermediary to other third party investors.

                      (3) By execution of this Agreement, all Persons in Attachment A are authorized by TSET as Authorized Finder Investor and Authorized Broker. TSET shall in good faith notify Finder in writing whether any Authorized Finder Investor or Authorized Broker proposed to be contacted or introduced by Finder to TSET hereunder has previously been contacted by, or previously introduced to, TSET, in which case such proposed Authorized Finder Investor and Authorized Broker shall be excluded from the list of approved Persons in Attachment A. In connection with the execution of this Agreement and for purposes of establishing the compensation payable to Finder hereunder, Finder shall designate in Attachment A those Persons that are to be deemed Authorized Finder Investors and Authorized Brokers hereunder. Such designation shall be a condition of TSET's acceptance of those Persons listed in Attachment A.

                  2. AVOIDING DISPUTES REGARDING FINDERS RIGHTS. If, for any reason, as to any specific prospective investor, Finder fails to strictly comply with the procedure described in this paragraph 2 or fails to comply with any other provision of this Agreement, Finder shall have no rights to compensation


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


pursuant to paragraph 3 with regard to such prospective investor.

                  3. FINDERS FUNCTIONS LIMITED. The sole function of Finder shall be to provide impersonal advisory services by bringing together Authorized Finder Investors and TSET. Finder shall not, in any manner, offer or sell any investment in the company. Finder shall provide such assistance as TSET may request from time to time regarding the structure, evaluation, and negotiation of definitive terms of investment proposed by an Authorized Finder Investor and Authorized Broker, the parties understanding that final approval of all such terms shall be the sole responsibility of TSET.

                  3. INDEPENDENT STATUS OF FINDER. Finder shall, at all times, be an independent contractor hereunder, rather than a co-venturer, agent, employee, or representative of TSET. Finder shall work independently, without supervision or training by TSET, shall be responsible for Finders taxes, shall not be required to work on continuing daily basis or any specific work schedule, and shall not be provided with office space or administrative support by the TSET. Finder is permitted to engage in other businesses and ventures. Finder shall be solely responsible for complying with all laws, rules, and regulations applicable to its services hereunder.

                  4. TSET RETAINS ABSOLUTE DISCRETION. Notwithstanding any other provisions of this Agreement, in accordance with TSET' s fiduciary duties, TSET, may, in its sole and absolute discretion, refuse to meet with or admit any prospective investor, and TSET shall be under no obligation to accept as investor any Authorized Finder Investor.

                  6. CONFIDENTIALITY. Finder shall assist TSET in obtaining execution by Authorized Finder Investors and Authorized Brokers of any confidentiality agreements deemed necessary or proper by TSET to protect non-public, confidential, or proprietary information.

            3.    COMPENSATION.
                  ------------

                  1. FINDERS FEE. TSET shall pay to Finder and Finder shall receive from TSET a fee equal to 1% of the Total Investment Value by Authorized Finder Investors. TSET shall pay to Finder and Finder shall receive from TSET a fee equal to 0.25% of the Total Investment Value by Authorized Broker. Total Investment Value includes total value of all investments including equity, which includes any options or warrants, debt, which includes any letter of credit and/or any barter value for goods or services. Payment is to be paid in cash or cashier's check via overnight delivery to contact address within five business days of the availability of the Total Investment Value for expenditure by TSET, or by wire deposit to Finder's designated bank account. Finder shall be solely responsible for paying any and all federal, state, or local income and other taxes arising out of payment of any compensation to Finder by TSET hereunder.

                  2. TRAVEL REIMBURSEMENT. TSET shall have the obligation to Finder for reimbursement of any pre-approved travel or other pre-approved expenses incurred by Finder in connection with services to be rendered by Finder


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


pursuant to this Agreement, as expressly agreed in writing by TSET. Pre-approved travel and pre-approved other expenses will be reimbursed within five business days from receipt of expense documentation. Expenses incurred by Finder pursuant to this Agreement shall not exceed an aggregate of $15,000 without TSET's prior written consent.

                  3. NON-CIRCUMVENTION. TSET represents and warrants to Finder that TSET shall not seek to circumvent Finder or contact directly any Authorized Finder Investor or Authorized Broker not excluded by TSET in Attachment A or seek to consummate any investment of any nature with any Authorized Finder Investor or Authorized Broker without paying to Finder the compensation described in this Section 3.

                  4.  FINDERS WARRANTIES, REPRESENTATIONS AND ADDITIONAL
                      ---------------------------------------------------
COVENANTS.
---------

                  1. FULL AUTHORITY. Finder warrants and represents to TSET that: (i) Finder has the full unrestricted right to enter into this Agreement,
(ii) by entering into this Agreement, Finder is not violating or otherwise contravening any agreement to which Finder is bound or any Applicable Law; and
(iii) no Person must consent to the execution and performance of this Agreement by Finder.

                  2. RECEIPT OF TSET BUSINESS PLAN. Finder acknowledges receipt of the TSET Business Plan and represents that Finder has carefully reviewed the TSET Business Plan and has been afforded an opportunity to fully inform himself as to the contents thereof.

                  3. FRAUD AND BAD ACTS. Finder represents and warrants to TSET that Finder is not now, and covenants that Finder shall not in the future be, a Person (i) subject to an order of any Regulator under Applicable Law, or (ii) convicted within the previous ten (10) years of any felony or misdemeanor involving conduct described Section 203(e)(2)(A)-(D) of the Act or any similar Applicable Law, or (iii) who has been found by any Regulator to have engaged, or been convicted of engaging, in any conduct specified in paragraphs (1),
            (4) or 5 of Section 203(f) of the Act or of any other similar Applicable Law, or (iv) is subject to an order, judgment or decree described in Section 203(e)(3) of the Act or any similar Applicable Law.

                  4. COMPLIANCE WITH ALL LAWS. Finder covenants with TSET that Finder shall comply with all Applicable Laws in connection with the execution and performance of this Agreement and performance of Finder's activities hereunder.

                  5. FULL DISCLOSURE TO TSET. Without limiting any other provision of this Agreement, Finder agrees to fully disclose all activities in which Finder is engaged pursuant to this Agreement and fully, fairly and accurately report the results of all contacts with Authorized Finder Investors.

            4.    TERMINATION.
                  -----------

                  1. This Agreement may be terminated immediately by TSET, without notice, in the event that Finder commits a material breach of this Agreement, in which event, Finder shall have no further entitlement to compensation hereunder.

                  2. In the absence of breach by the Finder, TSET may terminate this Agreement upon ten (10) days prior written notice to Finder. In this event, Finder shall be entitled to all compensation pursuant to Paragraph 3 of this Agreement with regard to investments made by an Authorized Finder Investor, as if this Agreement had not been terminated.

                  3. Finder may terminate this Agreement upon ten (10) days prior written notice. In this event, Finder shall be entitled to all compensation pursuant to Paragraph 3 of this Agreement with regard to investments made by an Authorized Finder Investor, as if this Agreement had not been terminated, for a period of 6 months following the effective date of any such termination; provided, however, if TSET later determines that Finder committed a material breach of this Agreement prior to such termination, Finder shall have no entitlement to compensation hereunder following the occurrence of such breach.

            5.   MISCELLANEOUS.
                 -------------

                 1.   BINDING   EFFECT   AND   SURVIVAL    OF   RIGHTS.     This
Agreement  will  benefit and bind the parties  and their  respective  personal
representatives,   executors,   administrators,   heirs,  legatees,  devisees,
successors and permitted assigns.

                 2.   NOTICES.  All   notices,  demands,  requests  and other
communications required or permitted to be given by any provision of this Agreement will be in writing addressed as follows:

      If to TSET:             333 South State Street, PMB 111
      ----------              Lake Oswego, OR 97034
                              503.293.1270

                              Attn: Jeffrey D. Wilson, Chairman and Chief
                                    Executive Officer, or

                                    Richard A. Papworth, Chief Financial
                                    Officer


      If to Finder:           Richard F. Tusing
      ------------            7256 Spring Side Way
                              McLean, Virginia 22101
                              (703) 821-7662  home
                              (703) 220-0271 cell
                              (703) 821-0173 fax


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


                              Daniel R. Dwight
                              1 Edgewood Drive
                              Hudson, MA 01749
                              (978) 562-3910 home
                              (617) 834-5162 cell

      Any such notice, demand, request or communication will be deemed to have been given and received for all purposes under this Agreement: (a) on the date of delivery when delivered in person; (b) on the date of transmission when delivered by facsimile transmission (provided such transmission is confirmed by transmission receipt and such notice is promptly confirmed by some other means described herein); and/or (c) on the next business day after the same is deposited with a nationally recognized overnight delivery service that guarantees overnight delivery; provided, however, if the day such notice, demand, request or communication will be deemed to have been given and received as aforesaid is not a business day, such notice, demand, request or communication will be deemed to have been given and received on the next business day.

      Any party to this Agreement may change such parties address for the purpose of notice, demands, requests and communications required or permitted under this Agreement by providing written notice of such change of address to all of the parties by written notice as provided herein.

                  3. INTERPRETATION. The parties acknowledge to each other that each party has reviewed and participated in the negotiation of this Agreement. Accordingly, the normal rule of construction to the effect that any ambiguities are resolved against the drafting party will not be employed in the interpretation of this Agreement.

                  4. INCORPORATION. The Recitals, all exhibits and schedules attached hereto, or to be attached hereto, and all other agreements and instruments referred to herein are hereby incorporated by reference into this Agreement as fully as if copied herein verbatim.

                  5. FURTHER ASSURANCES. The parties further agree that, upon request, they will do such further acts and deeds and will execute, acknowledge, deliver and record such other documents and instruments as may be reasonably necessary from time to time to evidence, confirm or carry out the intent and purpose of this Agreement.

                  6. LAWFUL AUTHORITY. If any party executing this Agreement is a corporation or limited liability company, the individual executing on behalf of the corporation or limited liability company hereby personally represents and warrants to all other parties that he/she has been fully authorized to execute and deliver this Agreement on behalf of (a) the corporation pursuant to a duly adopted resolution of its Board of Directors, or by virtue of its bylaws, or within the scope of authority of the person executing this Agreement; or (b) the limited liability company pursuant to a duly adopted resolution of its members or by virtue of its operating agreement.

                  7. ATTORNEYS FEES. If any legal action or other proceeding (including arbitration pursuant to this Agreement) is brought for the enforcement of this Agreement, or because of any alleged dispute, breach, default or misrepresentation in connection with any provisions of this Agreement, the prevailing party will be entitled to recover reasonable attorneys fees, court costs and all reasonable expenses, even if not taxable or assessable as court costs (including, without limitation, all such fees, costs and expenses incident to appeal) incurred in that action or proceeding in addition to any other relief to which such party may be entitled.

                  8.  Waivers and Consents.
                      --------------------

                              (1)   Each  and every  waiver of any  provision of
this Agreement must be in writing and signed by each party whose interests are adversely affected by such waiver.

                              (2)   Unless  otherwise  expressly  provided  in a
waiver, no such waiver granted in any one instance will be construed as a continuing waiver applicable in any other instance.

                              (3)   No  waiver  by any  party to this  Agreement
to or of any breach or default by any other party to this Agreement in the performance by such other party of its obligations hereunder will be deemed or construed to be a waiver of any breach or default of any other party of the same or any subsequent obligations hereunder.

                              (4)   Subject    to    applicable    statutes   of
limitation, the failure on the part of any party to this Agreement to complain of any act or failure to act of any other party to this Agreement or to declare such other party in default, irrespective of how long such failure continues, shall not constitute a waiver by the non-defaulting party of its rights hereunder.

                              (5)   Each  and  every  consent  by  any  party to
this Agreement must be in writing signed by the party to be bound thereby. No consent will be deemed or construed to be a consent to any action except as described in such writing.

                  9.  SECTION  HEADINGS.  The  Section   headings  contained  in
this Agreement are for reference purposes only and will not affect the interpretation of this Agreement.

                  10. GOVERNING LAW. This Agreement will be governed in all respects, including validity, interpretation and effect by, and will be enforceable in accordance with, the internal laws of the State of Oregon without regard to conflicts of laws principles.

                  11. SEVERABILITY. If any provision of this Agreement is held to be unlawful, invalid or unenforceable under present or future laws effective during the term hereof such provision will be fully severable, and this Agreement will be construed and enforced without giving effect to such unlawful, invalid or unenforceable provision. Furthermore, if any provision of this Agreement is capable of two (2) constructions, one of which would render the provision void, and the other which would render the provision valid, then the provision will have the meaning which renders it valid.

                  12. COUNTERPART EXECUTION. This Agreement may be executed in multiple counterparts, each one of which will be deemed an original, but all of which will be considered together as one and the same instrument. Further, in making proof of this Agreement, it will not be necessary to produce or account for more than one (i) such counterpart. Provided all parties have signed at least one counterpart, the execution by a party of a signature page hereto will constitute due execution and will create a valid, binding obligation of the party so signing, and it will not BE necessary or required that the signatures of all parties appear on a single signature page hereto.

                  13. AMENDMENTS. Each and every modification and amendment amendment of this Agreement must be in writing and except as otherwise provided herein, signed by all the parties hereto.

                  14. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties regarding the subject matter hereof. Any prior agreements, discussions or representations not expressly contained in this Agreement will be deemed to be replaced by the provisions hereof, and no party has relied on any such prior agreements, discussions or representations as an inducement to the execution hereof.

                  15. RULES OF CONSTRUCTION. (a) All terms in this Agreement in the singular and plural will have comparable meanings when used in the plural and vice-versa unless otherwise specified; (b) the words hereof, herein, hereunder and words of similar import when used in this Agreement, will refer to this Agreement as a whole and not any particular provision of this Agreement and all references to articles, sections and subdivisions thereof are to this Agreement unless otherwise specified; (c) the words include, includes and including will be deemed to be followed by the phrase without limitation; (d) all pronouns and any variations thereof will be deemed to refer to masculine, feminine or neuter, singular or plural, as the identity of the individual, individuals, entity or entities may require; (e) all references to documents, contracts, agreements or instruments will include any and all supplements and amendments thereto; and (f) all accounting terms not specifically defined herein will be construed in accordance with generally accepted accounting principles or generally accepted auditing standards then applied in the United States.

                  16. FORUM SELECTION. EXCEPT TO THE EXTENT THE COURTS IN NEVADA
DO NOT HAVE SUBJECT MATTER JURISDICTION, FINDER AND TSET DO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMIT TO THE SOLE AND EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF OREGON AND DO FURTHER IRREVOCABLY AND UNCONDITIONALLY STIPULATE AND AGREE THAT THE FEDERAL COURTS IN THE STATE OF OREGON OR THE STATE COURTS OF NEVADA WILL HAVE JURISDICTION TO HEAR AND FINALLY DETERMINE ANY DISPUTE, CLAIM, CONTROVERSY OR ACTION ARISING OUT OF OR CONNECTED (DIRECTLY OR INDIRECTLY) WITH THIS AGREEMENT THAT IS NOT SUBJECT TO ARBITRATION, OR TO ENTER A JUDGMENT CONSISTENT WITH ANY ARBITRATION AWARD. FINDER AND TSET FURTHER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY AND ALL OBJECTIONS OR DEFENSES TO SAID JURISDICTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT SERVICE UPON ANY PARTY HERETO SHALL BE MADE BY DELIVERY VIA PRIORITY

OVERNIGHT DELIVERY (E.G., FEDEX) AND BY FACSIMILE OF A COPY OF SUCH PROCESS TO THE ADDRESS OF SUCH PARTY FOR NOTICES TO SUCH PARTY AS SET FORTH IN THIS AGREEMENT LETTER (OR SUCH DIFFERENT ADDRESS AS SUCH PARTY WILL HEREAFTER SPECIFY IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT). THE FOREGOING CONSENT, IN ADVANCE, TO THE JURISDICTION OF THE AFOREMENTIONED COURTS AND THE AFOREMENTIONED METHOD OF SERVICE ARE MATERIAL INDUCEMENTS FOR THE PARTIES HERETO TOP ENTER INTO THIS AGREEMENT.

                        [SIGNATURES APPEAR ON NEXT PAGE]

                  17. PERSONAL NATURE OF UNDERTAKING. Finder acknowledges that the engagement of Finder's services hereunder by TSET is personal to Finder, and such services shall not be delegated or assigned to any other Person by Finder without TSET's express prior written consent, which may be withheld in TSET's sole and absolute discretion.

      IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date signed by the parties, as shown below.

      TSET, INC.


      By: /s/ Jeffrey D. Wilson                       August 9, 2000
          ----------------------------------
          Jeffrey D. Wilson, Chairman and Chief
               Executive Officer


      RICHARD F. TUSING



      /s/ Richard F. Tusing                           August 13, 2000
      --------------------------------------



      DANIEL R. DWIGHT



      /s/ Daniel R. Dwight                       8/21/00
      ------------------------------------------------------

                                  ATTACHMENT A
                           AUTHORIZED FINDER INVESTORS


      Summit Partners
      Advent International
      Heller Financial
      Hewlitt-Packard
      Dell Computer
      Compaq
      IBM
      ATT/ATT Financial Services
      GE/GE Capital
      The Crossroads Group
      Veronis Suhler & Associates
      Thayer Capital Partners
      The Carlyle Group
      NEA New Enterprise Associates
      Deutsche Banc Alex. Brown
      Columbia Capital
      Ferris, Baker, Watts
      Bain Capital
      Banc Boston/Fleet Equity
      Donaldson Lufkin & Jenrette
      TA Associates
      Parthenon Capital